                                                                   EXHIBIT 99.3


                                     FORM OF
                                      NOTE

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CUSIP NO. 723787 AD 9

No. T-01                                                            $150,000,000

                          7.50% Senior Notes Due 2012

         Pioneer Natural Resources Company, a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of $150,000,000 Dollars on April 15, 2012.

                  Interest Payment Dates:   April 15 and October 15

                  Record Dates:             April 1 and October 1

         Additional provisions of this Security are set forth on the other side of this Security.

Dated:  April 30, 2002                      Pioneer Natural Resources Company



                                            By:
                                               --------------------------------
                                            Name:    Timothy L. Dove
                                            Title:   Executive Vice President
                                                       and Chief Financial
                                                       Officer



                                            By:
                                               --------------------------------
                                            Name:    Richard P. Dealy
                                            Title:   Vice President and Chief
                                                       Accounting Officer


TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

THE BANK OF NEW YORK, as Trustee, certifies that this is one of the Debt Securities, designated 7.50% Senior Notes Due 2012, referred to in the Indenture.



By:
   ----------------------------------------
         Authorized Signatory


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


                           7.50% Senior Notes Due 2012

1.       Interest.

         Pioneer Natural Resources Company, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest semiannually on April 15 and October 15 of each year commencing on October 15, 2002. Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from April 30, 2002. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at 1% per annum in excess of the rate borne by the Securities, and it shall pay interest on overdue installments of interest at such higher rate to the extent lawful.

2.       Method of Payment.

         The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the April 1 and October 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in immediately available (same day) funds in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check or wire transfer payable in immediately available (same day) funds in such money.

3.       Paying Agent and Registrar.

         Initially, The Bank of New York, a New York banking corporation ("Trustee"), shall act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated wholly owned Subsidiaries may act as paying agent, Registrar or co-registrar.

4.       Indenture.

         The Company issued the Securities under an indenture dated as of January 13, 1998, between the Company and the Trustee, as supplemented by the third supplemental indenture dated as of April 30, 2002 (the "Third Supplemental Indenture," and, collectively with the aforementioned indenture, the "Indenture"), among the Company, Pioneer Natural Resources USA, Inc., a Delaware corporation, and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the Act for a statement of those terms.

         This Security is one of a duly authorized issue of general unsecured obligations of the Company all issued or to be issued under the Indenture. Debt Securities issued under the

Indenture may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest at different rates, may have different conversion prices (if any), may be subject to different redemption provisions, may be subject to different sinking, purchase or analogous funds, may be subject to different covenants, Events of Default and subordination provisions and may otherwise vary as the Indenture provides. This Security is one of a series designated as 7.50% Senior Notes Due 2012 (the "Securities") issued under the Indenture, initially limited to $150,000,000 aggregate principal amount. The Company may, without the consent of the Holders of the Notes, increase such aggregate principal amount in the future, on the same terms and conditions and with the same CUSIP numbers as the Notes. The Company shall not issue any such additional Notes unless the additional Notes are fungible with the Notes for United States federal income tax purposes. The Indenture imposes certain limitations (with significant exceptions) on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness; pay dividends or distributions on, or redeem or repurchase, capital stock; make investments; engage in transactions with Affiliates; create Liens on assets; transfer or sell assets; and engage in sale and leaseback transactions. The Indenture also imposes limitations on the ability of the Company to consolidate, merge or transfer all or substantially all of its assets.

5.       Subsidiary Guarantee.

         Pioneer Natural Resources USA, Inc., a Delaware corporation (the "Guarantor"), which in accordance with the Third Supplemental Indenture is required to guarantee the obligations of the Company under the Securities upon execution of a counterpart of the Third Supplemental Indenture, has unconditionally guaranteed (a) the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at the maturity date, by acceleration or otherwise, and of interest on the overdue principal of and interest, if any, on any premium and interest of the Securities and all other obligations of the Company to the Holders or the Trustee under the Indenture or the Securities and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         The obligations of the Guarantor to the Holders and to the Trustee pursuant to this guarantee and the Indenture are as expressly set forth in
Section 3 of the Third Supplemental Indenture and in such other provisions of the Indenture as are applicable to the Guarantor, and reference is hereby made to such Indenture for the precise terms of this guarantee. The terms of Section 3 of the Third Supplemental Indenture and such other provisions of the Indenture as are applicable to the Guarantor are incorporated herein by reference.

         This is a continuing guarantee and, subject to the terms of the guarantee, shall remain in full force and effect and shall be binding upon the Guarantor and its successors and assigns until full and final payment in cash of all of the Company's obligations under the Securities and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a guarantee of payment and not a guarantee of collection.

         This guarantee shall not be valid or obligatory for any purpose until the certificate of authentication with respect to this Security shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

6.       Optional Redemption.

         The Securities will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 and not more than 60 days' notice as provided in the Indenture, on any date prior to their maturity (the "Redemption Date") at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus a Make-Whole Premium, if any, calculated as provided in
Section 2 of the Third Supplemental Indenture (the "Redemption Price"). In no event will a Redemption Price ever be less than 100% of the principal amount of the Securities plus accrued and unpaid interest, if any, to the Redemption Date.

7.       Denominations; Transfer; Exchange.

         The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities only in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

8.       Persons Deemed Owners.

         The registered Holder of this Security may be treated as the owner of it for all purposes.

9.       Unclaimed Money.

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

10.      Discharge and Defeasance.

         Subject to certain conditions, the Company at any time may terminate some or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee cash or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

11.      Amendment, Waiver.

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (ii) any acceleration of principal and interest on the Securities resulting from a default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in Article IX of the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities to cure, among other things, any ambiguity, omission, defect or inconsistency, or to evidence the succession (pursuant to Article X of the Indenture) of another Person to the Company, or to add guarantees with respect to the Securities or to secure the Securities, or to add additional covenants or surrender rights and powers conferred on the Company, or to permit the qualification of the Indenture under the Act, or to make any change that does not adversely affect the rights of any Holder, or to provide for the acceptance of a successor or separate Trustee.

12.      Defaults and Remedies.

         Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of principal or premium on the Securities at maturity, upon acceleration or otherwise; (iii) failure by the Company to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice by Holders and lapse of time;
(iv) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company or any Subsidiary of the Company if the amount accelerated (or so unpaid) exceeds $20,000,000 and continues for 10 days after the required notice to the Company; (v) certain events of bankruptcy or insolvency with respect to the Company and any Significant Subsidiary; (vi) certain judgments or decrees for the payment of money in excess of $20,000,000, and (vii) failure by the Guarantor to comply with certain agreements in the Third Supplemental Indenture. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default that will result in the Securities being due and payable immediately upon the occurrence of such Events of Default without any action by the Trustee or any Holders.

         Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

13.      Trustee Dealings with the Company.

         Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

14.      No Recourse Against Others.

         An incorporator and any past, present or future director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

15.      Authentication.

         This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

16.      Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

17.      Governing Law.

         THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

18.      CUSIP Numbers.

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         The Company shall furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture that has in it the text of this Security. Requests may be made to:

                               Corporate Secretary
                        Pioneer Natural Resources Company
                    5205 North O'Connor Boulevard, Suite 1400
                                Irving, TX 75039

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to



--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint                              agent to transfer this
Security on the books of the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:                                Your Signature:
     -------------------------------                 --------------------------


--------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.



Date:                                Your Signature:
     -------------------------------                ---------------------------
                                                    (Sign exactly as your name
                                                    appears on the other
                                                    side of the Security)

Signature Guarantee:
                    -----------------------------------------------------------
                    (Signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company)